UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): August 31, 2007

Commission File No.: 000-30785

CAMELOT ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	52-2195605
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

2020 Main Street Suite 990 Irvine, CA 92614
(Address of principal executive offices)

(949) 777-1090
(Issuer telephone number)

(Former name, if changed since last report)

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On August 31, 2007, the Board of Directors announced that Michael Ellis, the Company’s Chief Operating Officer and a member of the Board of Directors, is no longer with the Company.

The Board of Directors has begun the process of identifying candidates for the newly vacant Board of Director’s seat and has instructed the Chief Executive Officer to begin screening candidates for the position of Chief Operating Officer.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

Camelot Entertainment Group, Inc.

Date: August 31, 2007	By:	/s/ Robert P. Atwell
Robert P. Atwell
CEO